EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K/A Amendment No. 2 of Center Bancorp, Inc. (the “Corporation”) for the year ended December 31, 2013 filed with the Securities and Exchange Commission (the “Report”), I, Francis R. Patryn, Vice President, Treasurer and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Corporation as of the dates presented and the consolidated results of operations of the Corporation for the periods presented.

April 29, 2014	/s/ Francis R. Patryn
Francis R. Patryn
Vice President, Treasurer and Chief Financial Officer